Exhibit 10.5

AMARIN CORPORATION plc 2020 STOCK INCENTIVE PLAN

AWARD AGREEMENT

This AWARD AGREEMENT (the “Agreement”) is entered into and made effective as of [          ], 20[  ] between Amarin Corporation plc (the “Company”) and [          ] (the “Optionee”). The Company hereby grants to the Optionee Non-Qualified Stock Options (the “Options”) as set forth below.  Capitalized terms used and not defined herein shall have the meanings set forth in the Amarin Corporation plc 2020 Stock Incentive Plan (the “Plan”), which is incorporated by this reference in its entirety.

1.	Number of Non-Qualified Stock Options: [ ]

2.

Per Share Purchase Price:  $[     ] (closing market price per NASDAQ on [          ], 20[  ] (provided that such Per Share Purchase Price shall not be less than the par value of the Share at any time, currently £0.50))

3.	Grant Date: [ ]
4.

Date Options Become Exercisable (Vesting):  The Options shall vest in full upon the earlier of the one-year anniversary of the Grant Date or the Annual General Meeting of Shareholders in such anniversary year, subject to the Optionee’s continued service to the Company through such vesting date. Notwithstanding the above vesting schedule, the Options shall be fully vested in the event of a Change of Control (as defined in the Plan).

5.	Expiration Date: [ ]
6.

Terms of this Award Agreement:  In the event of a conflict between the provisions of this Agreement and the Plan, except in relation to paragraph 7 below, the provisions of the Plan shall prevail. A copy of the Plan is provided herewith.

7.

Non-transferable:  These Options shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and the Options shall be exercisable, during the Optionee’s lifetime, only by the Optionee.

By signing this Agreement, you agree to all of the terms and conditions described herein and in the Plan.

AMARIN CORPORATION plc OPTIONEE

By: ____________________________ Signature: ______________________________

Name: [          ]Name:[          ]

Title: [          ]